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                                                                    EXHIBIT 99.2


                      REPORT OF INDEPENDENT ACCOUNTANTS ON
                          FINANCIAL STATEMENT SCHEDULE

To the Board of Directors
of Lucent Technologies Inc.:

Our audits of the consolidated financial statements referred to in our report dated December 20, 2000, except for the first paragraphs of Note 1 and Note 3, as to which the date is April 20, 2001, appearing in this Current Report on Form 8-K also included an audit of the accompanying financial statement schedule. In our opinion, this financial statement schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2000, except for the first paragraphs of Note 1 and Note 3, as to which the date is April 20, 2001.

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                            Lucent Technologies Inc.
                 Schedule II--Valuation and Qualifying Accounts
                              (Dollars In Millions)

                   Column A                           Column B              Column C                 Column D           Column E
                   --------                           --------              ---------                --------           --------
                                                                            Additions
                                                                            ---------
                                                     Balance at     Charged to      Charged to                          Balance
                                                     Beginning       Costs &          Other                             at End
Description                                          of Period       Expenses     Accounts (net)     Deductions        of Period
-----------                                          ---------       --------     --------------     ----------        ---------
Year 2000
Allowance for doubtful accounts ..............          $ 303          $ 245             --           $  69(a)           $ 479
Reserves related to business restructuring and
  facility consolidation .....................             18             --             --              16(b)               2
Deferred tax asset valuation allowance .......            146             64              6              19(c)             197
Inventory valuation ..........................          $ 624          $ 360          $   8           $ 187(d)           $ 805
Year 1999
Allowance for doubtful accounts ..............          $ 327          $  59          $  26           $ 109(a)           $ 303
Reserves related to business restructuring and
  facility consolidation .....................            202             --             --             184(b)              18
Deferred tax asset valuation allowance .......            240             65              3             162(c)             146
Inventory valuation ..........................          $ 626          $ 134          $ (74)          $  62(d)           $ 624
Year 1998
Allowance for doubtful accounts ..............          $ 296          $ 129          $(102)          $  (4)(a)          $ 327
Reserves related to business restructuring and
  facility consolidation .....................            483             --             --             281(b)             202
Deferred tax asset valuation allowance .......            201             31             39              31(c)             240
Inventory valuation ..........................          $ 614          $ 159          $  28           $ 175(d)           $ 626



(a)  Amounts written off as uncollectible, payments or recoveries.

(b) Included in these deductions were cash payments of $11, $61, and $162 for the years ended September 30, 2000, 1999 and 1998, respectively. In addition, Lucent reversed $5, $108, and $77 for the years ended September 30, 2000, 1999 and 1998, respectively.

(c) Realization of deferred tax assets for which a valuation allowance had previously been provided.

(d)  Primarily write-off of obsolete or scrapped inventory.

     Amounts above reflect continuing operations. All amounts have been reclassified to exclude Avaya, Agere and the power systems business.


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